EXECUTION VERSION

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
1251 Avenue of the Americas
New York, New York 10020-1104

February 26, 2016

CSC Government Solutions LLC
3170 Fairview Park Dr.
Falls Church, VA 22042

CSRA Inc. (f/k/a Computer Sciences Government Services Inc.)
3170 Fairview Park Dr.
Falls Church, VA 22042

Re:         Amendment No. 1 to Second Amended and Restated
Master Accounts Receivables Purchase Agreement

Ladies and Gentlemen:

Please refer to the Second Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of October 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among CSC GOVERNMENT SOLUTIONS LLC, a Nevada limited liability company, as the Seller and Seller Representative, each PURCHASER party thereto and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as administrative agent for the Purchasers (the Administrative Agent”). Capitalized terms used but not defined herein have the respective meanings set forth in the Agreement.

The Seller and the Purchasers have agreed to amend the terms of the Agreement as set forth in this letter agreement. Accordingly, the definition of “Payment Amount” in Section 1 of the Agreement shall be amended in its entirety to read as follows:

“Payment Amount” means, as of any given Settlement Date, the difference between (a) the Maximum Funded Amount minus the Funded Amount and (b) the Accrued Aggregate Unreimbursed Purchase Discount minus any Servicing Fee payable to the Seller Representative (for the benefit of the Sellers) on such Settlement Date plus any other amounts owing to the Administrative Agent or any Purchaser by a Seller under this Agreement as of such Settlement Date; provided, however, that if the Administrative Agent does not receive (on or before 12:00 p.m. (New York time)) the full amount of any funding expected from the Purchasers, then any positive Payment Amount will be reduced to $0 in accordance with Section 2.2.”

Furthermore, Section 5.1 of the Agreement shall be amended in its entirety to read as follows:

“Section 5.1     Appointment of each Seller as a Servicer. Each Seller hereby agrees to service and administer the Purchased Receivables sold by it as agent for the Administrative Agent and the Purchasers, all on the terms set out in this Agreement. Each Seller shall use its commercially reasonable efforts to collect each Purchased Receivable sold by it as if such Purchased Receivable had not been purchased by the Administrative Agent on behalf of the Purchasers. Each Seller agrees that such Seller shall cooperate with the Administrative Agent and shall take any and all commercially reasonable actions requested by the Administrative Agent including, without limitation, initiating appropriate legal proceedings and exercising all rights and remedies that may be available to the Seller under its commercial arrangements with the Approved Obligors, in each case, in connection with collecting and recovering all amounts owed by any Approved Obligor with respect to such Purchased Receivable. The Administrative Agent (on behalf of the Purchasers) agrees to pay the reasonable costs and expenses (including reasonable attorney’s fees and expenses) incurred by each Seller in connection with the performance by each such Seller of the actions requested by the Administrative Agent and specified in the immediately preceding sentence, provided, however, that the Administrative Agent shall not be responsible for any costs and/or expenses of any Seller with respect to (i) the preservation of any rights of, or the exercise of any rights by, the Administrative Agent under, or the enforcement (whether through legal proceedings or otherwise) of, this Agreement against any Seller and (ii) actions necessary for a Seller to perform its representations, warranties, covenants and agreements contained in this Agreement (it being understood that any such costs and expenses shall be for the account of the Sellers). Without limiting the foregoing, each Seller agrees to devote to the servicing of Purchased Receivables at least the same amount of time and attention, and to exercise at least the same level of skill, care and diligence in such servicing, as if each Seller were servicing Receivables legally and beneficially owned by it. Each Purchaser shall pay each Seller a Servicing Fee as consideration for the performance of such obligations as servicer under this Section 5.1 and this Agreement. On or before each Settlement Date, the Administrative Agent shall provide to the Seller Representative (on behalf of each Seller) and each Purchaser, a calculation for the servicing fee (the “Servicing Fee”) accrued for the related Settlement Period most recently ended. Such Servicing Fee shall be payable by the Administrative Agent, on behalf of the Purchasers, on such Settlement Date as provided in Section 2.4. The Servicing Fee shall be calculated as follows:

Servicing Fee = TOA x Rate X y/360
Where:
Term                 Definition
“TOA” equals        Total Outstanding Amount of all Purchased
Receivables as of the first day of the relevant
Settlement Period
“Rate” equals        0.03% per annum
“Y”      equals        The number of days in the relevant Settlement Period”

The foregoing amendments are strictly limited to the express terms thereof and, except as provided above, all provisions of the Agreement and the other Purchase Documents shall remain in full force and effect after giving effect hereto.

This letter agreement shall become effective on the date when (i) the Purchasers and the Administrative Agent have received counterparts hereof signed by the Seller and (ii) the Purchasers and the Administrative Agent have received a counterpart of the confirmation and acknowledgement of the Parent Guarantor attached to this letter agreement as Annex I.

This letter agreement (i) shall be governed by, and construed and enforced in accordance with, the laws of the State of New York without regard to any other conflicts of law provisions thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) and (ii) may be signed in multiple counterparts, each of which shall be an original, but all of which shall constitute one and the same letter agreement. Delivery of a signed copy of a signature page to this letter agreement by facsimile or email transmission (in .PDF format) shall be effective as delivery of a manually signed counterpart hereof. This letter agreement is a Purchase Document.

[signature begin on following page]

Amendment No. 1 to MARPA

IN WITNESS WHEREOF, the undersigned has executed this letter agreement as of the date first set forth above.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW
YORK BRANCH, as Administrative Agent

By: /S/ Thomas J Educate
Print Name: Thomas J. Educate
Title: Managing Director

Accepted and agreed as of
the date first above written:

CSC GOVERNMENT SOLUTIONS LLC,
AS Seller and Seller Representative

By: /s/ Kevin M. Libby
Title: Vice President and Treasurer

Accepted, agreed and consented to as of
The date first above written:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW
YORK BRANCH, as Purchaser

By: /S/ Thomas J Educate
Print Name: Thomas J. Educate
Title: Managing Director

THE BANK OF NOVA SCOTIA,
As Purchaser

By: /S/ Jonathan Khan
Print Name: Jonathan Khan
Title: Director, Supply Chain Finance

MIZUHO BANK, LTD.,
As Purchaser

By: /S/ Bertram H. Tang
Print Name: Bertram H. Tang
Title: Authorized Signatory

Amendment No. 1 to MARPA

ANNEX I

CONFIRMATION AND ACKNOWLEDGEMENT

Reference is made to the Guaranty, dated as of October 1, 2015 (as amended, modified or supplemented from time to time, the “Guaranty”), made by the undersigned in favor of The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as Administrative Agent. The undersigned hereby consents to the execution and delivery by CSC Government Solutions LLC of the foregoing Amendment No. 1 to the Agreement (the “Amendment”). The undersigned hereby confirms that notwithstanding the effectiveness of the Amendment, the Guaranty shall continue to be in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Confirmation and Acknowledgment to be duly executed and delivered as of February 26, 2016.

CSRA Inc. (formerly known as COMPUTER SCIENCES GOVERNMENT SERVICES INC.), as Parent Guarantor

By: /s/ David F Keffer
Print Name: David F. Keffer
Title: EVP, CFO

Amendment No. 1 to MARPA